Other Expense, Net	12 Months Ended
Dec. 31, 2012
Other Nonoperating Income (Expense) [Abstract]
Other Expense, Net
Other Expense, Net
Other expense, net was $3 million in 2012, $18 million in 2011, and $10 million in 2010, primarily representing a loss on the Goldman Sachs interest rate swap derivative instrument recorded at fair value. See Note 16 for additional information on the interest rate swap. In 2012, this loss was partially offset by a gain related to the sale of common stock that was received in 2011 as part of a legal settlement with Innospec, which is discussed further in Note 24.